Exhibit 10.2
FIRST AMENDMENT
TO
INTERCREDITOR AGREEMENT
THIS FIRST AMENDMENT, dated as of October 20, 2009 (the “First Amendment”) to the Intercreditor Agreement (as defined below), is entered into by and among HOVNANIAN ENTERPRISES, INC. (“Hovnanian”), K. HOVNANIAN ENTERPRISES, INC. (the “Company”), each of the entities listed on Schedule 1 hereto (each a “Guarantor”), Wilmington Trust Company, as successor trustee under the First Lien Indenture (as defined below) (in such capacity, together with its successors and assigns, the “First Lien Trustee”) and collateral agent under the security documents relating to the First Lien Indenture (in such collateral agent capacity, together with its successors and assigns, the “First Lien Collateral Agent”), Wilmington Trust Company, as collateral agent under the Senior Noteholder Collateral Documents (the “Senior Noteholder Collateral Agent”), Wilmington Trust Company, as the Senior Trustee, Wilmington Trust Company, as the Initial Junior Trustee, Wilmington Trust Company, as the collateral agent for the Mortgage Tax Collateral (the “Mortgage Tax Collateral Agent”), Wilmington Trust Company, as collateral agent with respect to the Initial Junior Notes under the Junior Noteholder Collateral Documents (the “Initial Junior Noteholder Collateral Agent”) and, solely for the purpose of Section 2(a), PNC Bank, National Association, as administrative agent and collateral agent under the Original Credit Agreement (as defined below) (in such capacities, the “Original First Lien Agent”).
WHEREAS, Hovnanian, the Company, each other Guarantor, the Original First Lien Agent, the Senior Noteholder Collateral Agent, the Senior Trustee, the Initial Junior Trustee, the Mortgage Tax Collateral Agent, the Initial Junior Noteholder Collateral Agent are parties to the Intercreditor Agreement dated as of December 3, 2008 (the “Intercreditor Agreement);
WHEREAS, the Company, in connection with a replacement and refinancing of the Seventh Amended and Restated Credit Agreement, dated as of March 7, 2008 (as subsequently amended, the “Original Credit Agreement”) has issued 10 5/8% Senior Secured Notes due 2016 under the Indenture dated as of October 20, 2009 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “First Lien Indenture”);
WHEREAS, accordingly, the Original First Lien Agent, effective upon repayment of the obligations under the Original Credit Agreement, wishes to assign its rights and obligations as the “First-Lien Administrative Agent”, “Senior Credit Agent” and “an agent of the Senior Lenders” under the Intercreditor

Agreement to Wilmington Trust Company, as First Lien Trustee and First Lien Collateral Agent (in such capacity(ies), together with any successor or assigns, the “First-Lien Administrative Agent” or “Senior Credit Agent”) and Wilmington Trust Company in such capacities wishes to accept such assignment;
WHEREAS, the Company has obtained the required consent from the Holders of the Notes outstanding under the Indenture to effect the amendments set forth in this First Amendment;
WHEREAS, all other acts and proceedings required by law, by the Indenture and by the charter documents of the Company, Hovnanian and the other Guarantors to make this First Amendment a valid and binding agreement for the purposes expressed herein, in accordance with its terms, have been duly done and performed;
NOW, THEREFORE, in consideration of the premises and the covenants and agreements contained herein, and for other good and valuable consideration the receipt of which is hereby acknowledged, the Company, Hovnanian, the other Guarantors, the First Lien Trustee, the First Lien Collateral Agent, the Senior Noteholder Collateral Agent, the Mortgage Tax Collateral Agent, the Initial Junior Trustee, the Initial Junior Noteholder Collateral Agent, and the Original First Lien Agent hereby agree as follows:
Section 1. Definitions.
Any capitalized term used (including those in the recitals), but not otherwise defined, herein shall have the meaning ascribed to it in the Intercreditor Agreement;
Section 2. Assignment and Affirmation of Rights and Obligations.
(a) The Original First Lien Agent hereby assigns, without representation, warranty or recourse, to Wilmington Trust Company as trustee under the First Lien Indenture and collateral agent under the security documents relating to the First Lien Indenture, effective upon repayment of the obligations under the Original Credit Agreement (the “Effective Time”), its rights and obligations as the “First-Lien Administrative Agent”, “Senior Credit Agent” and “an agent of the Senior Lenders” under the Intercreditor Agreement and shall, from the Effective Time, have no further obligations or rights with respect to the Intercreditor Agreement;
(b) Wilmington Trust Company, in its capacities as First Lien Trustee and First Lien Collateral Agent, hereby agrees that effective as of the Effective Time it hereby is, and shall be deemed to be, together with its successors and assigns, the “First-Lien Administrative Agent”, “Senior Credit Agent” and “an agent of the Senior Lenders” under the Intercreditor Agreement and it shall perform, comply with and be subject to and bound by each of the terms and provisions of this Intercreditor Agreement, as amended hereby.
(c) Each of Hovnanian, the Company, the Guarantors, the Senior Noteholder Collateral Agent, the Mortgage Tax Collateral Agent, the Initial Junior Trustee and the Initial Junior Noteholder Collateral Agent hereby reaffirms and agrees to each of the terms of, and its obligations under, the Intercreditor Agreement, as amended hereby.
(d) Each of the parties hereto further agrees that the replacement and the refinancing of the Original Credit Agreement (and the release of the liens related thereto) shall not be deemed to be a Discharge of Senior Lender Claims for purposes of the Intercreditor Agreement, as amended, and that the First Lien Indenture is within the definition of “Credit Agreement” under the Intercreditor Agreement, as amended.
Section 3. Modifications to the Intercreditor Agreement.
(a) The definition of “Additional Mortgage Collateral” in Section 1(a) of the Intercreditor Agreement is hereby amended and restated in its entirety as follows:
“Additional Mortgaged Collateral” means any real property collateral, with respect to which a lien on and security interest in, was and is required to be granted to the Senior Noteholder Collateral Agent pursuant to Section 4.18(a) and Section 4.18(b) of the Senior Indenture (other than as set forth in Section 4.18(c) of the Senior Indenture);
(b) The definition of “Credit Agreement” in Section 1(a) of the Intercreditor Agreement is hereby amended and restated in its entirety as follows:
“Credit Agreement” means that Indenture, dated as of October 20, 2009, among the Company, Hovnanian, the other Grantors party thereto, and Wilmington Trust Company, as trustee, as it may be amended, restated, supplemented, renewed, modified, refunded, replaced, revised, restructured or refinanced in whole or in part from time to time, and if at any time a Discharge of Senior Lender Claims occurs with respect to the Credit Agreement, then the term “Credit Agreement” shall mean the Future First-Lien Indebtedness designated by the Company.

(c) The definition of “First-Lien Indebtedness” in Section 1(a) of the Intercreditor Agreement is hereby amended by replacing “$300,000,000” with “$800,000,000”;
(d) The definition of “Initial Mortgage Collateral” in Section 1(a) of the Intercreditor Agreement is hereby amended and restated in its entirety as follows:
“Initial Mortgaged Collateral” means any real property collateral, with respect to which a lien on and security interest in, was required to have been granted to the Senior Noteholder Collateral Agent pursuant to Section 4.18(c)(i) of the Senior Indenture by July 31, 2008, which date may have been extended for up to 60 days as described in such Section 4.18(c)(i);
(e) The upper-case “Collateral” as it appears in Section 5.7 before the words “shall also be subject to a Lien in favor of the Senior Lenders” shall be changed to lower-case “collateral”; and
(f) For each appearance in Section 5.8(c) of the capitalized term “Collateral” (other than as part of a multi-word defined term) or the capitalized term “Additional Collateral”, substitute “Common Collateral” for such term;
Section 4. Designations.
For all purposes of the Intercreditor Agreement (as amended hereby) and the Indenture, the Company hereby designates the Indebtedness incurred pursuant to the First Lien Indenture as First-Lien Indebtedness.
Section 5. First Lien Administrative Agent.
It is understood and agreed that Wilmington Trust Company is entering into this First Amendment in its capacity as First Lien Trustee under the First Lien Indenture and First Lien Collateral Agent under the security documents relating to the First Lien Indenture and the provisions of Article 7 of the First Lien Indenture applicable to the Trustee thereunder shall also apply to Wilmington Trust Company in its capacities as First-Lien Administrative Agent, Senior Credit Agent and “an agent of the Senior Lenders”.
Section 6. Effectiveness.
This First Amendment will become effective immediately upon its execution and delivery.
Section 7. Governing Law.

This First Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.
Section 8. Binding on Successors and Assigns.
This First Amendment will bind the Company, Hovnanian, the Guarantors, the First-Lien Administrative Agent, the Senior Credit Agent, the Senior Lenders, the Second Lien Notes Collateral Agent, the Second Lien Notes Trustee, the Initial Junior Trustee, the Original First Lien Agent and the Mortgage Tax Collateral Agent, and their respective permitted successors and assigns.
Section 9. Section Titles.
The section titles contained in this First Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of this Agreement.
Section 10. Counterparts; Telecopy Signatures.
This First Amendment may be signed in any number of counterparts each of which shall be an original, but all of which together shall constitute one and the same instrument; and, delivery of executed signature pages hereof by telecopy transmission, or other electronic transmission in pdf or similar format, from one party to another shall constitute effective and binding execution and delivery of this First Amendment by such party.
Section 11. Authorization.
By its signature, each Person executing this First Amendment on behalf of a party hereto represents and warrants to the other parties hereto that it is duly authorized to execute this First Amendment.
[REMAINDER OF PAGE LEFT BLANK INTENTIONALLY]

IN WITNESS WHEREOF, each of the undersigned has caused this First Amendment to be duly executed and delivered as of the date first above written.

K. HOVNANIAN ENTERPRISES, INC.
By:	/s/ David G. Valiaveedan
	Name:	David G. Valiaveedan
	Title:	Vice President — Finance

HOVNANIAN ENTERPRISES, INC.
By:	/s/ David G. Valiaveedan
	Name:	David G. Valiaveedan
	Title:	Vice President — Finance

On behalf of each of the entities listed on Schedule 1 hereto
By:	/s/ David G. Valiaveedan
	Name:	David G. Valiaveedan
	Title:	Vice President — Finance

WILMINGTON TRUST COMPANY, as First Lien Trustee
By:	/s/ Patrick J. Healy
	Name:	Patrick J. Healy
	Title:	Vice President

WILMINGTON TRUST COMPANY, as First Lien Collateral Agent
By:	/s/ Patrick J. Healy
	Name:	Patrick J. Healy
	Title:	Vice President

WILMINGTON TRUST COMPANY, as Senior Noteholder Collateral Agent
By:	/s/ Patrick J. Healy
	Name:	Patrick J. Healy
	Title:	Vice President

WILMINGTON TRUST COMPANY, as Senior Trustee
By:	/s/ Patrick J. Healy
	Name:	Patrick J. Healy
	Title:	Vice President

WILMINGTON TRUST COMPANY, as Initial Junior Trustee
By:	/s/ Patrick J. Healy
	Name:	Patrick J. Healy
	Title:	Vice President

WILMINGTON TRUST COMPANY, as Mortgage Tax Collateral Agent
By:	/s/ James A. Hanley
	Name:	James A. Hanley
	Title:	Vice President

WILMINGTON TRUST COMPANY, as Initial Junior Noteholder Collateral Agent
By:	/s/ Patrick J. Healy
	Name:	Patrick J. Healy
	Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION, as Original First Lien Agent under Original Credit Agreement
By:	/s/ James R. Litton
	Name:	James R. Litton
	Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION, as Collateral Agent under Original Credit Agreement
By:	/s/ James R. Litton
	Name:	James R. Litton
	Title:	Vice President

SCHEDULE 1
Auddie Enterprises, L.L.C.
Builder Services NJ, L.L.C.
Builder Services NY, L.L.C.
Builder Services PA, L.L.C.
Dulles Coppermine, L.L.C.
EASTERN TITLE AGENCY, INC.
F&W MECHANICAL SERVICES, L.L.C.
Founders Title Agency of Maryland, L.L.C.
FOUNDERS TITLE AGENCY, INC.
Governor’s Abstract Co., Inc.
Homebuyers Financial Services, L.L.C.
HOVNANIAN DEVELOPMENTS OF FLORIDA, INC.
Hovnanian Land Investment Group of California, L.L.C.
HOVNANIAN LAND INVESTMENT GROUP OF FLORIDA, L.L.C.
Hovnanian Land Investment Group of Georgia, L.L.C.
Hovnanian Land Investment Group of Maryland, L.L.C.
Hovnanian Land Investment Group of New Jersey, L.L.C.
Hovnanian Land Investment Group of North Carolina, L.L.C.
Hovnanian Land Investment Group of Pennsylvania, L.L.C.
Hovnanian Land Investment Group of Texas LLC
Hovnanian Land Investment Group of Virginia, L.L.C.
Hovnanian Land Investment Group, L.L.C.
K. H. San Marcos Conservancy Holdings, L.L.C.
K. HOV INTERNATIONAL, INC.
K. HOV IP, II, Inc.
K. HOV IP, INC.

K. Hovnanian Acquisitions, Inc.
K. Hovnanian at 4S, LLC
K. Hovnanian at Acqua Vista, LLC
K. Hovnanian at Aliso, LLC
K. Hovnanian at Allenberry, L.L.C.
K. Hovnanian at Allentown, L.L.C.
K. Hovnanian at Almond Estates, LLC
K. Hovnanian at Arbor Heights, LLC
K. HOVNANIAN AT AVENUE ONE, L.L.C.
K. Hovnanian at Bakersfield 463, L.L.C.
K. Hovnanian at Barnegat I, L.L.C.
K. Hovnanian at Barnegat II, L.L.C.
K. Hovnanian at Bella Lago, LLC
K. Hovnanian at Berkeley, L.L.C.
K. Hovnanian at Bernards IV, Inc.
K. Hovnanian at Bernards V, L.L.C.
K. Hovnanian at Blue Heron Pines, L.L.C.
K. HOVNANIAN AT BRANCHBURG III, INC.
K. Hovnanian at Bridgeport, Inc.
K. Hovnanian at Bridgewater I, L.L.C.
K. Hovnanian at Bridgewater VI, Inc.
K. Hovnanian at Broad and Walnut, L.L.C.
K. Hovnanian at Burlington III, Inc.
K. HOVNANIAN AT BURLINGTON, INC.
K. Hovnanian at Calabria, Inc.
K. Hovnanian at Camden I, L.L.C.
K. Hovnanian at Cameron Chase, Inc.
K. HOVNANIAN AT CAMP HILL, L.L.C.

K. HOVNANIAN AT CAPISTRANO, L.L.C.
K. Hovnanian at Carmel Del Mar, Inc.
K. Hovnanian at Carmel Village, LLC
K. Hovnanian at Castile, Inc.
K. Hovnanian at Cedar Grove III, L.L.C.
K. Hovnanian at Cedar Grove IV, L.L.C.
K. Hovnanian at Chaparral, Inc.
K. Hovnanian at Charter Way, LLC
K. Hovnanian at Chester I, L.L.C.
K. Hovnanian at Chesterfield, L.L.C.
K. Hovnanian at Cielo, L.L.C.
K. HOVNANIAN AT CLARKSTOWN, INC.
K. Hovnanian at Clifton II, L.L.C.
K. Hovnanian at Clifton, L.L.C.
K. Hovnanian at Coastline, L.L.C.
K. Hovnanian at Cortez Hill, LLC
K. Hovnanian at Cranbury, L.L.C.
K. Hovnanian at Crestline, Inc.
K. Hovnanian at Curries Woods, L.L.C.
K. Hovnanian at Denville, L.L.C.
K. Hovnanian at Deptford Township, L.L.C.
K. Hovnanian at Dominguez Hills, Inc.
K. Hovnanian at Dover, L.L.C.
K. Hovnanian at East Brandywine, L.L.C.
K. Hovnanian At East Whiteland I, Inc.
K. Hovnanian at Eastlake, LLC
K. Hovnanian at Edgewater II, L.L.C.
K. Hovnanian at Edgewater, L.L.C.

K. Hovnanian at Egg Harbor Township II, L.L.C.
K. Hovnanian at Egg Harbor Township, L.L.C.
K. Hovnanian at El Dorado Ranch II, L.L.C.
K. Hovnanian at El Dorado Ranch, L.L.C.
K. Hovnanian at Elk Township, L.L.C.
K. Hovnanian at Encinitas Ranch, LLC
K. Hovnanian at Evergreen, L.L.C.
K. Hovnanian at Ewing, L.L.C.
K. Hovnanian at Fiddyment Ranch, LLC
K. Hovnanian at Fifth Avenue, L.L.C.
K. Hovnanian at Florence I, L.L.C.
K. Hovnanian at Florence II, L.L.C.
K. Hovnanian at Forest Meadows, L.L.C.
K. HOVNANIAN AT FORKS TWP. I, L.L.C.
K. Hovnanian at Franklin, L.L.C.
K. Hovnanian at Freehold Township I, Inc.
K. Hovnanian at Freehold Township, L.L.C.
K. Hovnanian at Fresno, LLC
K. Hovnanian at Galloway, L.L.C.
K. HOVNANIAN AT GASLAMP SQUARE, L.L.C.
K. Hovnanian at Great Notch, L.L.C.
K. Hovnanian at Gridley, LLC
K. Hovnanian at Guttenberg, L.L.C.
K. Hovnanian at Hackettstown II, L.L.C.
K. Hovnanian at Hackettstown, Inc.
K. Hovnanian at Hamburg Contractors, L.L.C.
K. Hovnanian at Hamburg, L.L.C.
K. Hovnanian at Hawthorne, L.L.C.

K. Hovnanian at Hazlet, L.L.C.
K. Hovnanian at Hershey’s Mill, Inc.
K. HOVNANIAN AT HIGHLAND SHORES, L.L.C.
K. Hovnanian at Highland Vineyards, Inc.
K. Hovnanian at Hilltop, L.L.C.
K. Hovnanian at Hopewell IV, Inc.
K. Hovnanian at Hopewell VI, Inc.
K. Hovnanian at Howell Township, Inc.
K. HOVNANIAN AT HUDSON POINTE, L.L.C.
K. Hovnanian at Jackson I, L.L.C.
K. Hovnanian at Jackson, L.L.C.
K. Hovnanian at Jaeger Ranch, LLC
K. Hovnanian at Jersey City IV, L.L.C.
K. Hovnanian at Jersey City V Urban Renewal Company, L.L.C.
K. Hovnanian at Keyport, L.L.C.
K. Hovnanian at King Farm, L.L.C.
K. Hovnanian at Kings Grant I, Inc.
K. Hovnanian at La Costa Greens, L.L.C.
K. Hovnanian at La Costa, LLC
K. Hovnanian at La Habra Knolls, LLC
K. Hovnanian at La Laguna, L.L.C.
K. Hovnanian at La Terraza, Inc.
K. Hovnanian At Lafayette Estates, L.L.C.
K. Hovnanian at Lake Rancho Viejo, LLC
K. Hovnanian at Lake Ridge Crossing, L.L.C.
K. Hovnanian at Lake Terrapin, L.L.C.
K. Hovnanian at Lakewood, Inc.
K. Hovnanian at Landmark, LLC

K. Hovnanian at LaPaz, LLC
K. Hovnanian at Larkspur, LLC
K. Hovnanian at Lawrence V, L.L.C.
K. Hovnanian at Lee Square, L.L.C.
K. Hovnanian at Linwood, L.L.C.
K. Hovnanian at Little Egg Harbor Contractors, L.L.C.
K. Hovnanian at Little Egg Harbor III, L.L.C.
K. Hovnanian at Little Egg Harbor Township II, L.L.C.
K. Hovnanian at Little Egg Harbor, L.L.C
K. Hovnanian at Live Oak II, LLC
K. Hovnanian at Long Branch I, L.L.C.
K. Hovnanian at Lower Macungie Township I, L.L.C.
K. Hovnanian at Lower Macungie Township II, L.L.C.
K. Hovnanian at Lower Makefield Township I, L.L.C.
K. Hovnanian at Lower Moreland I, L.L.C.
K. Hovnanian at Lower Moreland II, L.L.C.
K. Hovnanian at Lower Moreland III, L.L.C.
K. Hovnanian at Lower Saucon, Inc.
K. Hovnanian at Macungie, L.L.C.
K. HOVNANIAN AT MAHWAH II, INC.
K. Hovnanian at Mahwah VI, Inc.
K. Hovnanian at Mahwah VII, Inc.
K. Hovnanian at Malan Park, L.L.C.
K. Hovnanian at Manalapan III, L.L.C.
K. Hovnanian at Manalapan, Inc.
K. Hovnanian at Mansfield I, L.L.C.
K. Hovnanian at Mansfield II, L.L.C.
K. Hovnanian at Mansfield III, L.L.C.

K. Hovnanian at Maple Avenue, L.L.C.
K. Hovnanian at Marlboro II, Inc.
K. Hovnanian at Marlboro Township III, Inc.
K. Hovnanian at Marlboro Township IV, Inc.
K. Hovnanian at Marlboro Township IX, L.L.C.
K. Hovnanian at Marlboro Township V, L.L.C.
K. Hovnanian at Marlboro Township VIII, L.L.C.
K. Hovnanian at Marlboro VI, L.L.C.
K. Hovnanian at Marlboro VII, L.L.C.
K. Hovnanian at Matsu, L.L.C.
K. Hovnanian at Melanie Meadows, LLC
K. Hovnanian at Mendham Township, L.L.C.
K. Hovnanian at Menifee, LLC
K. Hovnanian at Middle Township II, L.L.C.
K. Hovnanian at Middle Township, L.L.C.
K. Hovnanian at Middletown II, L.L.C.
K. Hovnanian at Middletown, L.L.C.
K. Hovnanian at Millville I, L.L.C.
K. Hovnanian at Millville II, L.L.C.
K. HOVNANIAN AT MONROE II, INC.
K. Hovnanian at Monroe III, L.L.C.
K. Hovnanian at Monroe IV, L.L.C.
K. Hovnanian at Monroe NJ, L.L.C.
K. Hovnanian at Montgomery I, Inc.
K. Hovnanian at Montvale, L.L.C.
K. Hovnanian at Mosaic, LLC
K. Hovnanian at Mt. Olive Township, L.L.C.
K. Hovnanian at Muirfield, LLC

K. HOVNANIAN AT NEW BRUNSWICK URBAN RENEWAL, L.L.C.
K. Hovnanian at New Windsor, L.L.C.
K. Hovnanian at North Bergen. L.L.C.
K. HOVNANIAN AT NORTH BRUNSWICK VI, L.L.C.
K. Hovnanian at North Caldwell II, L.L.C.
K. Hovnanian at North Caldwell III, L.L.C.
K. Hovnanian at North Caldwell, L.L.C.
K. Hovnanian at North Haledon, L.L.C.
K. Hovnanian at North Wildwood, L.L.C.
K. Hovnanian at Northampton. L.L.C.
K. HOVNANIAN AT NORTHERN WESTCHESTER, INC.
K. Hovnanian at Northfield, L.L.C.
K. Hovnanian at Northlake, Inc.
K. Hovnanian at Ocean Township, Inc
K. HOVNANIAN AT OCEAN WALK, INC.
K. Hovnanian at Oceanport, L.L.C.
K. Hovnanian at Old Bridge, L.L.C.
K. Hovnanian at Olde Orchard, LLC
K. Hovnanian at Pacific Bluffs, LLC
K. Hovnanian at Paramus, L.L.C.
K. Hovnanian at Park Lane, LLC
K. Hovnanian at Parkside, LLC
K. Hovnanian at Parsippany-Troy Hills, L.L.C.
K. Hovnanian at Perkiomen I, Inc.
K. Hovnanian at Perkiomen II, Inc.
K. Hovnanian at Philadelphia II, L.L.C.
K. Hovnanian at Philadelphia III, L.L.C.
K. Hovnanian at Philadelphia IV, L.L.C.

K. Hovnanian at Piazza D’Oro, L.L.C.
K. Hovnanian at Piazza Serena, L.L.C
K. Hovnanian at Pittsgrove, L.L.C.
K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL IV, L.L.C.
K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL V, L.L.C.
K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL VI, L.L.C.
K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL VII, L.L.C.
K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL VIII, L.L.C.
K. Hovnanian at Prado, L.L.C.
K. Hovnanian at Rancho Cristianitos, Inc.
K. Hovnanian at Rancho Santa Margarita, LLC
K. Hovnanian at Randolph I, L.L.C.
K. HOVNANIAN AT RAPHO, L.L.C
K. Hovnanian at Readington II, L.L.C.
K. Hovnanian at Red Bank, L.L.C.
K. Hovnanian at Reservoir Ridge, Inc.
K. Hovnanian at Ridgemont, L.L.C.
K. Hovnanian at Ridgestone, L.L.C.
K. Hovnanian at Riverbend, LLC
K. Hovnanian at Rivercrest, LLC
K. Hovnanian at Roderuck, L.L.C.
K. HOVNANIAN AT ROSEMARY LANTANA, L.L.C.
K. Hovnanian at Rowland Heights, LLC
K. Hovnanian at Sage, L.L.C.
K. Hovnanian at San Sevaine, Inc.
K. Hovnanian at Santa Nella, LLC
K. Hovnanian at Saratoga, Inc.
K. Hovnanian at Sawmill, Inc.

K. Hovnanian at Sayreville, L.L.C.
K. HOVNANIAN AT SCOTCH PLAINS II, INC.
K. Hovnanian at Scotch Plains, L.L.C.
K. Hovnanian at Sierra Estates, LLC
K. Hovnanian at Silver Spring, L.L.C.
K. Hovnanian at Skye Isle, LLC
K. Hovnanian at Smithville III, L.L.C.
K. Hovnanian at Smithville, Inc.
K. Hovnanian at Somers Point, L.L.C.
K. Hovnanian at South Brunswick V, Inc.
K. Hovnanian at South Brunswick, L.L.C.
K. Hovnanian at Sparta, L.L.C.
K. HOVNANIAN AT SPRINGCO, L.L.C.
K. Hovnanian at Stone Canyon, Inc.
K. HOVNANIAN AT STONY POINT, INC.
K. Hovnanian at Sunsets, LLC
K. Hovnanian at Sycamore, Inc.
K. Hovnanian at Tannery Hill, Inc.
K. Hovnanian at Teaneck, L.L.C.
K. Hovnanian at The Bluff, Inc.
K. Hovnanian at The Crosby, LLC
K. Hovnanian at The Gables, LLC
K. Hovnanian at The Monarch, L.L.C.
K. Hovnanian at The Preserve, LLC
K. Hovnanian at Thompson Ranch, LLC
K. Hovnanian at Thornbury, Inc.
K. Hovnanian at Tierrasanta, Inc.
K. Hovnanian at Trail Ridge, LLC

K. Hovnanian at Trenton, L.L.C.
K. Hovnanian at Trovata, Inc.
K. Hovnanian at Union Township I, Inc.
K. Hovnanian at Union Township II, L.L.C.
K. Hovnanian at Upper Freehold Township I, Inc.
K. Hovnanian at Upper Freehold Township II, L.L.C.
K. Hovnanian at Upper Freehold Township III, L.L.C.
K. Hovnanian at Upper Makefield I, Inc.
K. Hovnanian at Upper Uwchlan II, L.L.C.
K. Hovnanian at Upper Uwchlan, L.L.C.
K. Hovnanian at Vail Ranch, Inc.
K. Hovnanian at Valle Del Sol, LLC
K. HOVNANIAN AT VERONA URBAN RENEWAL, L.L.C.
K. Hovnanian at Victorville, L.L.C.
K. HOVNANIAN AT VINELAND, L.L.C.
K. Hovnanian at Vista Del Sol, L.L.C.
K. Hovnanian at Wall Township VI, Inc.
K. Hovnanian at Wall Township VIII, Inc.
K. Hovnanian at Wanaque, L.L.C.
K. Hovnanian at Warren Township, L.L.C.
K. Hovnanian at Washington, L.L.C.
K. HOVNANIAN AT WASHINGTONVILLE, INC.
K. Hovnanian at Wayne III, Inc.
K. Hovnanian at Wayne IX, L.L.C.
K. Hovnanian at Wayne V, Inc.
K. HOVNANIAN AT WAYNE, VIII, L.L.C.
K. Hovnanian at West Bradford, L.L.C.
K. Hovnanian at West Milford, L.L.C.

K. Hovnanian at West View Estates, L.L.C.
K. Hovnanian at West Windsor, L.L.C.
K. Hovnanian at Westshore, LLC
K. Hovnanian at Wheeler Ranch, LLC
K. Hovnanian at Wildrose, Inc.
K. Hovnanian at Wildwood Bayside, L.L.C.
K. Hovnanian at Willow Brook, L.L.C.
K. HOVNANIAN AT WINCHESTER, LLC
K. Hovnanian at Woodcreek West, LLC
K. Hovnanian at Woodhill Estates, L.L.C.
K. Hovnanian at Woolwich I, L.L.C.
K. Hovnanian Cambridge Homes, L.L.C.
K. HOVNANIAN CENTRAL ACQUISITIONS, L.L.C.
K. Hovnanian Classics CIP, L.L.C.
K. Hovnanian Classics, L.L.C.
K. Hovnanian Communities, Inc.
K. Hovnanian Companies Metro D.C. North, L.L.C.
K. Hovnanian Companies Northeast, Inc.
K. Hovnanian Companies of California, Inc.
K. HOVNANIAN COMPANIES OF MARYLAND, INC.
K. HOVNANIAN COMPANIES OF NEW YORK, INC.
K. Hovnanian Companies of Pennsylvania, Inc.
K. Hovnanian Companies of Southern California, Inc.
K. Hovnanian Companies of Virginia, Inc.
K. Hovnanian Companies, LLC
K. Hovnanian Connecticut Acquisitions, L.L.C.
K. Hovnanian Construction II, Inc.
K. Hovnanian Construction III, Inc.

K. Hovnanian Construction Management, Inc.
K. Hovnanian CraftBuilt Homes of South Carolina, L.L.C.
K. Hovnanian Delaware Acquisitions, L.L.C.
K. HOVNANIAN DEVELOPMENTS OF ARIZONA, INC.
K. Hovnanian Developments of California, Inc.
K. Hovnanian Developments of Connecticut, Inc.
K. HOVNANIAN DEVELOPMENTS OF D.C., INC.
K. HOVNANIAN DEVELOPMENTS OF DELAWARE, INC.
K. Hovnanian Developments of Georgia, Inc.
K. Hovnanian Developments of Illinois, Inc.
K. Hovnanian Developments of Indiana, Inc.
K. Hovnanian Developments of Kentucky, Inc.
K. HOVNANIAN DEVELOPMENTS OF MARYLAND, INC.
K. Hovnanian Developments of Michigan, Inc.
K. Hovnanian Developments of Minnesota, Inc.
K. Hovnanian Developments of New Jersey II, Inc.
K. Hovnanian Developments of New Jersey, Inc.
K. HOVNANIAN DEVELOPMENTS OF NEW YORK, INC.
K. Hovnanian Developments of North Carolina, Inc.
K. Hovnanian Developments of Ohio, Inc.
K. Hovnanian Developments of Pennsylvania, Inc.
K. Hovnanian Developments of South Carolina, Inc.
K. Hovnanian Developments of Texas, Inc.
K. Hovnanian Developments of Virginia, Inc.
K. Hovnanian Developments of West Virginia, Inc.
K. Hovnanian Eastern Pennsylvania, L.L.C.
K. HOVNANIAN FIRST HOMES, L.L.C.
K. Hovnanian Florida Realty, L.L.C.

K. Hovnanian Forecast Homes Northern, Inc.
K. Hovnanian Four Seasons @ Historic Virginia, LLC
K. Hovnanian Four Seasons at Gold Hill, LLC
K. HOVNANIAN GREAT WESTERN BUILDING COMPANY, LLC
K. HOVNANIAN GREAT WESTERN HOMES, LLC
K. Hovnanian Holdings NJ, L.L.C.
K. Hovnanian Homes — DFW, L.L.C.
K. Hovnanian Homes at Cameron Station, LLC
K. Hovnanian Homes at Camp Springs, L.L.C.
K. Hovnanian Homes at Fairwood, L.L.C.
K. Hovnanian Homes at Forest Run, L.L.C.
K. Hovnanian Homes at Greenway Farm Park Towns, L.L.C.
K. Hovnanian Homes at Greenway Farm, L.L.C.
K. Hovnanian Homes at Jones Station 1, L.L.C.
K. Hovnanian Homes at Jones Station 2, L.L.C.
K. Hovnanian Homes at Maxwell Place, L.L.C.
K. HOVNANIAN HOMES AT PAYNE STREET, L.L.C.
K. Hovnanian Homes at Primera, L.L.C.
K. Hovnanian Homes at Renaissance Plaza, L.L.C.
K. Hovnanian Homes at Russett, L.L.C.
K. Hovnanian Homes of D.C., L.L.C.
K. HOVNANIAN HOMES OF DELAWARE, L.L.C.
K. Hovnanian Homes of Georgia, L.L.C.
K. Hovnanian Homes of Houston, L.L.C.
K. Hovnanian Homes of Indiana, L.L.C.
K. Hovnanian Homes of Maryland, L.L.C.
K. Hovnanian Homes of Minnesota, L.L.C.
K. HOVNANIAN HOMES OF NORTH CAROLINA, INC.

K. HOVNANIAN HOMES OF PENNSYLVANIA, L.L.C.
K. Hovnanian Homes of South Carolina, LLC
K. Hovnanian Homes of Virginia, Inc.
K. Hovnanian Homes of West Virginia, L.L.C.
K. Hovnanian North Central Acquisitions, L.L.C.
K. Hovnanian North Jersey Acquisitions, L.L.C.
K. Hovnanian Northeast Services, L.L.C.
K. Hovnanian of Houston II, L.L.C.
K. Hovnanian Ohio Realty, L.L.C.
K. HOVNANIAN OSTER HOMES, L.L.C.
K. Hovnanian PA Real Estate, Inc.
K. Hovnanian Pennsylvania Acquisitions, L.L.C.
K. Hovnanian Port Imperial Urban Renewal, Inc.
K. Hovnanian Properties of Red Bank, Inc.
K. Hovnanian Shore Acquisitions, L.L.C.
K. Hovnanian South Jersey Acquisitions, L.L.C.
K. Hovnanian Southern New Jersey, L.L.C.
K. HOVNANIAN STANDING ENTITY, L.L.C.
K. Hovnanian Summit Holdings, L.L.C.
K. Hovnanian Summit Homes of Kentucky, L.L.C.
K. Hovnanian Summit Homes of Michigan, L.L.C.
K. Hovnanian Summit Homes of Pennsylvania, L.L.C.
K. Hovnanian Summit Homes of West Virginia, L.L.C.
K. Hovnanian Summit Homes, L.L.C.
K. Hovnanian T&C Homes at Florida, L.L.C.
K. Hovnanian T&C Homes at Illinois, L.L.C.
K. Hovnanian T&C Homes at Minnesota, L.L.C.
K. HOVNANIAN T&C INVESTMENT, L.L.C.

K. Hovnanian T&C Management Co., L.L.C.
K. Hovnanian Venture I, L.L.C.
K. HOVNANIAN WINDWARD HOMES, LLC
K. Hovnanian’s Four Seasons at Ashburn Village, L.L.C.
K. Hovnanian’s Four Seasons at Bailey’s Glenn, L.L.C.
K. HOVNANIAN’S FOUR SEASONS AT BAKERSFIELD, L.L.C.
K. Hovnanian’s Four Seasons at Beaumont, LLC
K. HOVNANIAN’S FOUR SEASONS AT CHARLOTTESVILLE, L.L.C.
K. Hovnanian’s Four Seasons at Dulles Discovery Condominium, L.L.C.
K. Hovnanian’s Four Seasons at Dulles Discovery, L.L.C.
K. Hovnanian’s Four Seasons at Hamptonburgh, L.L.C.
K. Hovnanian’s Four Seasons at Hemet, LLC
K. Hovnanian’s Four Seasons at Huntfield, L.L.C.
K. Hovnanian’s Four Seasons at Kent Island Condominiums, L.L.C.
K. Hovnanian’s Four Seasons at Kent Island, L.L.C.
K. Hovnanian’s Four Seasons at Los Banos, LLC
K. Hovnanian’s Four Seasons at Moreno Valley, L.L.C.
K. Hovnanian’s Four Seasons at New Kent Vineyards, L.L.C.
K. Hovnanian’s Four Seasons at Palm Springs, LLC
K. HOVNANIAN’S FOUR SEASONS AT RENAISSANCE, L.L.C.
K. Hovnanian’s Four Seasons at Rush Creek, L.L.C.
K. Hovnanian’s Four Seasons at St. Margarets Landing, L.L.C.
K. Hovnanian’s Four Seasons at Vint Hill, L.L.C.
K. Hovnanian’s Four Seasons at Westshore, LLC
K. Hovnanian’s Four Seasons, LLC
K. Hovnanian’s Parkside at Towngate, L.L.C.
K. Hovnanian’s Private Home Portfolio, L.L.C.
KHIP, L.L.C.

LANDARAMA, INC.
M & M at Long Branch, Inc
M&M at Chesterfield, LLC
M&M AT Copper Beech, L.L.C.
M&M AT Crescent Court, L.L.C.
M&M at East Rutherford, L.L.C.
M&M AT MORRISTOWN, L.L.C.
M&M AT SPINNAKER POINTE, L.L.C.
M&M AT SPRUCE HOLLOW, L.L.C.
M&M AT SPRUCE RUN, L.L.C.
M&M at Station Square, L.L.C.
M&M at Tamarack Hollow, L.L.C.
M&M AT UNION, L.L.C.
M&M at West Orange, L.L.C.
M&M at Wheatena Urban Renewal, L.L.C.
M&M INVESTMENTS, L.P.
Matzel & Mumford at Egg Harbor, L.L.C.
MATZEL & MUMFORD AT MONTGOMERY, L.L.C.
Matzel & Mumford at South Bound Brook Urban Renewal, L.L.C.
MCNJ, Inc.
Midwest Building Products & Contractor Services of Kentucky, L.L.C.
Midwest Building Products & Contractor Services of Michigan, L.L.C.
Midwest Building Products & Contractor Services of Pennsylvania, L.L.C.
Midwest Building Products & Contractor Services of West Virginia, L.L.C.
MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES, L.L.C.
MMIP, L.L.C.
Natomas Central Neighborhood Housing, L.L.C.
New Land Title Agency, L.L.C.

PADDOCKS, L.L.C.
PARK TITLE COMPANY, LLC
Pine Ayr, LLC
RIDGEMORE UTILITY ASSOCIATES OF PENNSYLVANIA, L.L.C.
Ridgemore Utility, L.L.C.
SEABROOK ACCUMULATION CORPORATION
STONEBROOK HOMES, INC.
Terrapin Realty, L.L.C.
The Matzel & Mumford Organization, Inc
Washington Homes at Columbia Town Center, L.L.C.
Washington Homes, Inc.
Westminster Homes of Alabama, L.L.C.
Westminster Homes of Mississippi, LLC
Westminster Homes of Tennessee, Inc.
WESTMINSTER HOMES, INC.
WH LAND I, INC
WH PROPERTIES, INC.
WH/PR Land Company, L.L.C.
Woodland Lake Condominiums at Bowie New Town, L.L.C.